Exhibit 99.1

Report of Independent Auditor

To the Board of Directors and Shareholders of
Wheeler Real Estate Investment Trust, Inc.

We have audited the accompanying combined statements of revenues and certain operating expenses (the “Statements”) of Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center (collectively referred to as the “Properties”) for the years ended December 31, 2015, December 31, 2014, and December 31, 2013.

Management’s Responsibility for the Statements
Management is responsible for the preparation and fair presentation of these Statements, in accordance with accounting principles generally accepted in the United States of America, that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these Statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of these Statements.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Statements referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses of the Properties for the years ended December 31, 2015, December 31, 2014, and December 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter
As further discussed in Note 1, on November 10, 2016, Wheeler Real Estate Investment Trust, Inc., through its subsidiary of Wheeler REIT, L.P., completed the acquisition of the Properties.

The accompanying Statements were prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties' revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Cherry Bekaert LLP

Virginia Beach, Virginia
November 15, 2016

Sangaree Plaza, Tri-County Plaza, & Berkley Shopping Center
Combined Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December 31, 2014, and December 31, 2013

	Nine Months Ended September 30, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
	(unaudited)
REVENUES:
Rental income	$1,017,955	$1,315,223	$1,305,832	$1,295,137
Tenant reimbursements and other income	317,133	444,450	417,298	404,090

Total Revenues	1,335,088	1,759,673	1,723,130	1,699,227

CERTAIN OPERATING EXPENSES:
Property operating	193,451	287,766	286,674	277,927
Real estate taxes	142,056	179,042	171,503	159,749
Repairs and maintenance	29,015	57,462	92,552	59,953
Other	14,597	20,166	28,521	28,978

Total Certain Operating Expenses	379,119	544,436	579,250	526,607

Excess of Revenues Over Certain Operating Expenses	$955,969	$1,215,237	$1,143,880	$1,172,620

See accompanying notes to combined statements of revenues and certain operating expenses.

Sangaree Plaza, Tri-County Plaza, & Berkley Shopping Center
Notes to Combined Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December, 31, 2014, and December 31, 2013

1. Business and Purchase Agreement

On November 10, 2016, Wheeler Real Estate Investment Trust, Inc. (referred to hereafter as the “Trust” or the “Company”), through its subsidiary Wheeler REIT, L.P. (the “Operating Partnership”), entered into Contribution and Subscription Agreements to acquire the membership interests of the limited liability companies that own Sangaree Plaza, located in Summerville, South Carolina, Tri-County Plaza, located in Royston, Georgia and Berkley Shopping Center, located in Norfolk, Virginia for a total purchase price of $14,947,000 (collectively, the “Properties”). The Properties are 96.4% leased and are each anchored by Bi Lo or Farm Fresh, which occupies 60.7% of the total gross leaseable area of the Properties through leases that expire through August 2026.

2. Basis of Presentation

The Combined Statements of Revenues and Certain Operating Expenses (the “Statements”) have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Properties, have been excluded. Such items include depreciation, amortization, interest expense, interest income and amortization of above- and below-market leases.

The Statements have been presented on a combined basis due to the fact that the acquisition was executed in a single transaction from entities under common control. Combining schedules have been presented in the accompanying notes which provide detailed financial information for each property acquired.

3. Summary of Significant Accounting Policies

Revenue Recognition

The Properties lease retail space under various lease agreements with their tenants. All leases are accounted for as noncancelable operating leases. The leases include provisions under which the Properties are reimbursed for common area maintenance, real estate taxes and insurance costs. Pursuant to the lease agreements, income related to these reimbursed costs is recognized in the period the applicable costs are incurred. Certain leases contain renewal options at various periods at various rental rates. The Properties recognize rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Use of Estimates

The Company has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenue and certain operating expenses in conformity with accounting principles generally accepted in the United States ("US GAAP"). Actual results could differ from those estimates.

Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center
Notes to Combined Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December, 31, 2014, and December 31, 2013 (continued)

4. Revenues

           The combined weighted average remaining lease terms for tenants at the Properties was 6.35 years as of September 30, 2016 (unaudited). Combined future minimum rentals to be received under noncancelable tenant operating leases for each of the next five years and thereafter, excluding common area maintenance expenses and percentage rent based on tenant sales volume, as of September 30, 2016 (unaudited) and December 31, 2015 were as follows:

	Twelve Months Ending September 30,	Years Ending December 31,

	(unaudited)
2016	$—	$1,364,152
2017	1,325,611	1,297,653
2018	1,250,675	1,236,333
2019	1,167,272	1,139,994
2020	1,055,842	1,035,913
2021	928,451	829,798
Thereafter	2,393,171	2,239,481

	$8,121,022	$9,143,324

The above schedule takes into consideration all renewals and new leases executed subsequent to September 30, 2016 through the date of this report.

5. Tenant Concentrations

The following table lists the tenants of the Properties whose annualized rental income on a straight-line basis represented greater than 10% of combined total annualized rental income for all tenants on a straight line basis as of September 30, 2016, December 31, 2015, December 31, 2014, and December 31, 2013:

Tenant	September 30, 2016	December 31, 2015	December 31, 2014	December 31, 2013
	(unaudited)
Bi Lo	46.02%	47.51%	47.93%	48.24%

The termination, delinquency or nonrenewal of one of the above tenants may have a material adverse effect on revenues. No other tenant represents more than 10% of annualized rental income for the nine months ended September 30, 2016 (unaudited) and the years ended December 31, 2015, December 31, 2014, and December 31, 2013.

Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center
Notes to Combined Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December, 31, 2014, and December 31, 2013 (continued)

6. Related Party

The Properties have entered into agreements with Wheeler Real Estate, LLC ("Wheeler Real Estate") and Wheeler Interests, LLC ("Wheeler Interests"), affiliates of the Operating Partnership, in connection with the management of the rental operations and management of the Properties. The Properties' management fees are 3% of monthly gross receipts and the asset management fees are 2% of monthly gross receipts. Property and asset management fees for the nine months ended September 30, 2016 (unaudited) and the years ended December 31, 2015, 2014 and 2013 were as follows:

Nine Months Ended	Years Ended
September 30, 2016	December 31, 2015	December 31, 2014	December 31, 2013
(unaudited)
$69,218	$88,244	$85,141	$77,613

7. Commitments and Contingencies

The Properties are subject to various legal proceedings and claims that arise in the ordinary course of business. Management believes that insurance coverage is sufficient to cover these matters. The Company believes that the ultimate settlement of these actions will not have a material adverse effect on the Properties’ results of operations.

8. Subsequent Events

The Company has evaluated all events and transactions that occurred up through November 15, 2016, the date the financial statements were available to be issued, and are not aware of any events that have occurred that would require additional adjustments to or disclosures in the Statements.

Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center
Notes to Combined Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December, 31, 2014, and December 31, 2013 (continued)

9. Combining Schedules

Combining income statements are presented below for each of the periods presented:

	Nine Months Ended September 30, 2016
	(unaudited)
	Sangaree	Tri-County	Berkley	Combined Total
REVENUES:
Rental income	$426,720	$327,466	$263,769	$1,017,955
Tenant reimbursements and other income	137,726	57,324	122,083	317,133

Total Revenues	564,446	384,790	385,852	1,335,088

CERTAIN OPERATING EXPENSES:
Property operating	59,829	54,769	78,853	193,451
Real estate taxes	88,006	24,962	29,088	142,056
Repairs and maintenance	2,578	11,097	15,340	29,015
Other	5,551	3,005	6,041	14,597

Total Certain Operating Expenses	155,964	93,833	129,322	379,119

Excess of Revenues Over Certain Operating Expenses	$408,482	$290,957	$256,530	$955,969

	Year Ended December 31, 2015
	Sangaree	Tri-County	Berkley	Combined Total
REVENUES:
Rental income	$561,418	$425,164	$328,641	$1,315,223
Tenant reimbursements and other income	192,067	75,260	177,123	444,450

Total Revenues	753,485	500,424	505,764	1,759,673

CERTAIN OPERATING EXPENSES:
Property operating	84,429	67,198	136,139	287,766
Real estate taxes	106,503	33,755	38,784	179,042
Repairs and maintenance	22,075	14,764	20,623	57,462
Other	7,502	5,713	6,951	20,166

Total Certain Operating Expenses	220,509	121,430	202,497	544,436

Excess of Revenues Over Certain Operating Expenses	$532,976	$378,994	$303,267	$1,215,237

Sangaree Plaza, Tri-County Plaza and Berkley Shopping Center
Notes to Combined Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2016 (Unaudited) and the Years Ended December 31, 2015, December, 31, 2014, and December 31, 2013 (continued)

	Year Ended December 31, 2014
	Sangaree	Tri-County	Berkley	Combined Total
REVENUES:
Rental income	$556,753	$425,164	$323,915	$1,305,832
Tenant reimbursements and other income	190,672	74,801	151,825	417,298

Total Revenues	747,425	499,965	475,740	1,723,130

CERTAIN OPERATING EXPENSES:
Property operating	77,575	72,235	136,864	286,674
Real estate taxes	100,698	32,588	38,217	171,503
Repairs and maintenance	55,062	17,595	19,895	92,552
Other	6,761	11,198	10,562	28,521

Total Certain Operating Expenses	240,096	133,616	205,538	579,250

Excess of Revenues Over Certain Operating Expenses	$507,329	$366,349	$270,202	$1,143,880

	Year Ended December 31, 2013
	Sangaree	Tri-County	Berkley	Combined Total
REVENUES:
Rental income	$553,562	$424,376	$317,199	$1,295,137
Tenant reimbursements and other income	169,253	70,354	164,483	404,090

Total Revenues	722,815	494,730	481,682	1,699,227

CERTAIN OPERATING EXPENSES:
Property operating	68,319	58,496	151,112	277,927
Real estate taxes	88,558	32,257	38,934	159,749
Repairs and maintenance	14,911	7,490	37,552	59,953
Other	9,063	5,441	14,474	28,978

Total Certain Operating Expenses	180,851	103,684	242,072	526,607

Excess of Revenues Over Certain Operating Expenses	$541,964	$391,046	$239,610	$1,172,620